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                                                                                                                        Exhibit 99.1


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Annual Meeting Proxy Card
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[A]  Issues

THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE ON THE PROPOSALS HEREIN


                                                                                     For        Against       Abstain
                                                                                     [ ]          [ ]           [ ]

1. Proposal to approve the Agreement and Plan of Reorganization dated March 10, 2004 by and among Lincoln Bancorp, Lincoln Bank, First Shares Bancorp, Inc. and First Bank (a copy of which is attached as Annex A to the joint proxy statement and prospectus for the Annual Meeting)


2.  Election of Directors
                                        For        Withhold
    01 - W. Thomas Harmon               [ ]          [ ]

    02 - Jerry R. Holifield             [ ]          [ ]

    03 - John C. Milholland             [ ]          [ ]


                                                                                     For        Against       Abstain
                                                                                     [ ]          [ ]           [ ]

3. Proposal to postpone or adjourn meeting to permit further solicitation of proxies in event that an insufficient number of shares is present in person or by proxy to approve the merger described under Proposal 1 above.

4. In their discretion, on such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.



[B]  Non-Issue

     Please indicate your intentions of attending the meeting on July 15, 2004, by completing this section.

                                                                                For
     Mark this box with an X if you plan to attend the meeting.                 [ ]

     Write on the line to the right the number of persons attending.            _________



[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

     Please sign exactly as name appears on this card. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


     Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box     Date (mm/dd/yyyy)
     --------------------------------------------------     --------------------------------------------------     -----------------
     :                                                :     :                                                :     :   /    /      :
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Proxy - Lincoln Bancorp
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1121 East Main Street, Plainfield, IN  46168

The undersigned hereby appoints Rebecca J. Morgan or John M. Baer, or each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of Lincoln Bancorp that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, July 15, 2004, at 12:00 p.m. (local time), at the Guilford Township Community Center, 1500 S. Center Street, Plainfield, Indiana, or any adjournment thereof, on the proposals set forth herein.

THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE ON THE PROPOSALS HEREIN.

ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE THREE NOMINEES STATED ON THE REVERSE SIDE AND FOR PROPOSALS 1, 3 AND 4.

                             YOUR VOTE IS IMPORTANT.
 PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.